                      RESTATED CERTIFICATE OF INCORPORATION

                                       of

                         THE CHASE MANHATTAN CORPORATION

                                Under Section 245

                                     of the

                General Corporation Law of the State of Delaware

                  We, Walter V. Shipley, Chairman, and John B. Wynne, Secretary, of The Chase Manhattan Corporation (the "Corporation") do hereby certify under the seal of the Corporation as follows:

                  First: The name of the Corporation is The Chase Manhattan Corporation; the Corporation was originally incorporated as Chemical New York Corporation.

                  Second: The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware in Dover, Delaware, on the 28th day of October, 1968.

                  Third: This Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware and only restates and integrates and does not further amend the provisions of the Corporation's Restated Certificate of Incorporation as heretofore restated, amended and supplemented. There is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.

                  Fourth: The text of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby restated to read in full, as follows:

                  FIRST.  The name of the Corporation is

                         THE CHASE MANHATTAN CORPORATION

                  SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                  THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. Without limiting in any manner the scope and generality of the foregoing, the Corporation shall have the following purposes and powers:

                  (1) To acquire by purchase, subscription, or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm, organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon;

                  (2) to make, establish and maintain investments in securities, and to supervise and manage such investments;

                  (3) to cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merged or consolidated;

                  (4) to acquire by purchase or exchange, or by transfer to or by merger or consolidation with the Corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the Corporation, or to otherwise acquire, the whole or any part of the business, good will, rights or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the Corporation, or by any other lawful means;

                  (5) to make loans and give other forms of credit, with or without security, and to negotiate and make contracts and agreements in connection therewith;

                  (6) to aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the Corporation or in which the Corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issued or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the Corporation, and to do any and all acts and things designed to accomplish any such purpose;

                  (7) to borrow money for any business, object or purpose of the Corporation from time to time, without limit as to amount; to issue any kind of evidence of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the Corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the Corporation, whether at that time owned or thereafter acquired;

                  (8) to render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity; and

                  (9) to engage in any commercial, financial, mercantile, industrial, manufacturing, marine, exploration, mining, agricultural, research, licensing, servicing, or agency business not prohibited by law, and any, some or all of the foregoing.

                  The term "securities" as used in this Certificate of Incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest or participation in any profit-sharing agreement, collateral-trust certificates, preorganization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas, or other mineral rights, or, in general, any interests or instruments commonly known as "securities", or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

                  The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other paragraph in this Certificate of Incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article THIRD shall be regarded as independent purposes and powers.

                  The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner the exercise by the Corporation of the general powers and privileges now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

                  FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is NINE HUNDRED FIFTY MILLION, of which TWO HUNDRED MILLION shares shall be shares of preferred stock of the par value of $1 per share (hereinafter called "Preferred Stock") and SEVEN HUNDRED FIFTY MILLION shares shall be shares of common stock of the par value of $1 per share (hereinafter called "Common Stock").

                  Any amendment to this Certificate of Incorporation which shall increase or decrease the authorized capital stock of the Corporation may be adopted by the affirmative vote of the holders of capital stock representing not less than a majority of the voting power represented by the outstanding shares of capital stock of the Corporation entitled to vote.

                  The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

                  (1) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                           (a) the designation of such series;

                           (b) the dividend rate of such series, the conditions
                  and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of capital stock, and whether such dividends shall be cumulative or non-cumulative;

                           (c) whether the shares of such series shall be
                  subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                           (d) the terms and amount of any sinking fund provided
                  for the purchase or redemption of the shares of such series;

                           (e) whether or not the shares of such series shall be
                  convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                           (f) the extent, if any, to which the holders of the
                  shares of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

                           (g) the restrictions, if any, on the issue or reissue
                  of any additional Preferred Stock;

                           (h) the rights of the holders of the shares of such
                  series upon the dissolution of, or upon the distribution of assets of, the Corporation.

                  (2) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall have no voting power whatsoever.

                  (3) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series L are set forth in Appendix A hereto and are incorporated herein by reference.

                  (4) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 10.96% Preferred Stock are set forth in Appendix B hereto and are incorporated herein by reference.

                  (5) The voting powers, designations, preferences, and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8-3/8% Preferred Stock are set forth in Appendix C hereto and are incorporated herein by reference.

                  (6) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7.92% Cumulative Preferred Stock are set forth in Appendix D hereto and are incorporated herein by reference.

                  (7) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7.58% Cumlative Preferred Stock are set forth in
         Appendix E hereto and are incorporated herein by reference.

                  (8) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 7-1/2% Cumulative Preferred Stock are set forth in Appendix F hereto and are incorporated herein by reference.

                  (9) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 10-1/2% Cumulative Preferred Stock are set forth in Appendix G hereto and are incorporated herein by reference.

                  (10) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 9.76% Cumulative Preferred Stock are set forth in Appendix H hereto and are incorporated herein by reference.

                  (11) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 10.84% Cumulative Preferred Stock are set forth in Appendix I hereto and are incorporated herein by reference.

                  (12) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 9.08% Cumulative Preferred Stock are set forth in Appendix J hereto and are incorporated herein by reference.

                  (13) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8-1/2% Cumulative Preferred Stock are set forth in Appendix K hereto and are incorporated herein by reference.

                  (14) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8.32% Cumulative Preferred Stock are set forth in Appendix L hereto and are incorporated herein by reference.

                  (15) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's 8.40% Cumulative Preferred Stock are set forth in Appendix M hereto and are incorporated herein by reference.

                  (16) The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation's Adjustable Rate Cumulative Preferred Stock, Series N are set forth in Appendix N hereto and are incorporated herein by reference.

                  FIFTH. The by-laws may be made, altered, amended or repealed by the Board of Directors. The books of the Corporation (subject to the provisions of the laws of the State of Delaware) may be kept outside of the State of Delaware at such places as from time to time may be designated by the Board of Directors.

                  SIXTH. (1) To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                  (2) The Corporation shall have the power to indemnify any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and any such indemnification may continue as to any person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

                  (3) By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, to protect any director, officer, employee or agent of the Corporation or any other person who is serving at the request of the Corporation in any such capacity with another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such (including, without limitation, expenses, judgments, fines and amounts paid in settlement) to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended, and whether or not the Corporation would have the power or would be required to indemnify any such person under the terms of any agreement or by-law or the General Corporation Law of the State of Delaware. For purposes of this paragraph (3), "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan.

                  SEVENTH. (1) Any action required or permitted to be taken by the holders of Common Stock of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing.

                  (2) Whenever the vote of holders of shares of any class or series other than Common Stock at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the General Corporation Law of the State of Delaware, the meeting and vote of such stockholders may be dispensed with if such action is taken with the written consent of such holders representing not less than a majority of the voting power of all the capital stock of such class or series entitled to be voted upon such action if a meeting were held; provided that in no case shall the written consent be by such holders having less than the minimum percentage of the vote required by statute for such action, and provided that prompt notice is given in writing to all such stockholders entitled to vote thereon of the taking of corporate action without a meeting and by less than unanimous written consent.

                  (3) Election of directors need not be by ballot unless the by-laws so provide.

          EIGHTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  IN WITNESS WHEREOF, we have signed this certificate and caused the corporate seal of the Corporation to be hereunto affixed this 1st day of April, 1996.

                                                              ------------------
                                                              Walter V. Shipley
                                                              Chairman

[Corporate Seal]

Attest:


------------------
John B. Wynne
Secretary

                                                                    Appendix A

                           CERTIFICATE OF DESIGNATIONS

                                       OF

              ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES L

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on December 21, 1993 and by the Preferred Stock Committee of the Board of Directors on June 1, 1994, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $100 stated value per share ($1 par value) (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on December 21, 1993:

                  1. The Board of Directors on December 21, 1993 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock and fixing the voting rights of the Preferred
Stock:

                  "RESOLVED that the Preferred Stock Committee may, without further action of the Board of Directors of The Chase Manhattan Corporation (the "Corporation"), from time to time authorize the issuance and sale from time to time, of (i) one or more series of the Corporation's preferred stock, $1 par value (the "Preferred Stock");
         (ii) depositary shares each representing a fraction of a share of Preferred Stock ("Depositary Shares"); (iii) warrants to purchase any shares of Preferred Stock or Depositary Shares; (iv) warrants to purchase shares of the Corporation's common stock, $1 par value ("Common Stock"); and (v) any shares of Preferred Stock or Common Stock into which or for which any of the foregoing may be exchangeable, convertible, or issuable upon exercise (all of the foregoing hereinafter collectively referred to as the "Preferred Shares" unless the context shall otherwise require), for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations hereinafter set forth, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares or warrants for Depositary Shares be, and hereby is, authorized and approved;

                  RESOLVED that the Preferred Stock Committee be, and hereby is, authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any of the Corporation's common stock or Preferred Stock into which any series of the Preferred Stock may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                  RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                             (i) to determine whether the Preferred Shares will
                       be issued in one or more series and the number of shares of any such series;

                             (ii) to fix the dividend rate or rates of any such
                       shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                            (iii) to determine whether dividends of any series
                       of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                             (iv) to determine the conversion or exchange
                       provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                               (v) to determine whether the Corporation shall
                       elect to offer (a) warrants for such Preferred Shares ("Warrants") or (b) Depositary Shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Stock, which shares of Preferred Stock will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Stock;

                              (vi) to fix the liquidation preference of the
                       shares of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference over Common Stock of all the Preferred Shares issued shall not exceed $850,000,000;

                             (vii) to determine whether any warrants for
                       Preferred Stock, Depositary Shares or Common Stock shall be issued, whether alone or in connection with any other Preferred Shares, and the terms and conditions of any such warrants;

                            (viii) to determine whether the shares of any series
                       of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                           (ix) to fix or determine any additional dividend,
                       liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                  RESOLVED that the Preferred Stock Committee be, and hereby is, authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                           (i)  selecting the underwriters, dealers and
                  agents, if any, to or through which the Preferred Shares will be sold and offered;

                           (ii) approving the form and substance, and the
                  execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                           (iii) selecting the bank or trust company which will
                  act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                           (iv) appointing a registrar and transfer agent for
                  the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                  RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designation"); that each such Certificate of Designation be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designation pursuant to the General Corporation Law of the State of Delaware;

                  RESOLVED that the Certificate of Designation for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                           (i) Unless the vote or consent of the holders
                  of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation or any similar document relating to any series of

                  Preferred Stock) which would affect adversely the preferences, rights, powers or privileges of such series;

                                 (ii) Unless the vote or consent of the holders
                  of a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purposes at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                                (iii) If at the time of any annual meeting of
                  the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                  2. The Preferred Stock Committee of the Board of Directors on June 1, 1994, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                  RESOLVED that, pursuant to resolutions of the Board of Directors of The Chase Manhattan Corporation (the "Corporation") adopted on December 21, 1993, the issue of 2,000,000 shares of Adjustable Rate Cumulative Preferred Stock, Series L, $100 stated value per share ($1 par value) of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock", the Corporation's "8-3/8% Preferred Stock", the Corporation's "7.92% Cumulative Preferred Stock", the Corporation's "7.58% Cumulative Preferred Stock" and the Corporation's "7-1/2% Cumulative Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all

         2,000,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on December 21, 1993, are hereby fixed as follows:

                           1. Designation. The designation of this Series shall
                  be Adjustable Rate Cumulative Preferred Stock, Series L (hereinafter referred to as this "Series") and the number of shares constituting this Series shall be 2,000,000. Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                           2. Dividends. (a) Dividends payable on the shares of
                  this Series for the period from June 8, 1994 to June 30, 1994 (the "Initial Dividend Period") shall be $0.3838 per share. For each quarterly dividend period after the Initial Dividend Period (a "Quarterly Dividend Period"; the Initial Dividend Period and any Quarterly Dividend Period being hereinafter referred to individually as a "Dividend Period") dividends payable on the shares of this Series shall be payable at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section 3) in respect of such Quarterly Dividend Period, expressed as a percentage to the nearest ten thousandth of a percentage point. The amount of dividends per share for each Quarterly Dividend Period shall be computed by dividing the Applicable Rate for such Quarterly Dividend Period by four and applying the resulting rate to the stated value per share of the Series. Each Quarterly Dividend Period shall commence on the January 1, April 1, July 1 and October 1, as the case may be, following the last day of the Initial Dividend Period or the preceding Quarterly Dividend Period, as the case may be, and shall end on and include the day next preceding the first day of the next such Quarterly Dividend Period. Dividends shall be cumulative from June 8, 1994 and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1994. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                           (b) Dividends payable on this Series for any period
                  greater or less than a full Dividend Period, other than the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period.

                            (c) No full dividends shall be declared or paid or
                  set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                           (d) So long as any shares of this Series are
                  outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common

                  Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                           3. Definition of Applicable Rate, etc. (a) Except as
                  provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period will be equal to 84% of the Effective Rate (as hereinafter defined). The "Effective Rate" for any Quarterly Dividend Period will be equal to the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as hereinafter defined) for such Quarterly Dividend Period. In the event that the Corporation determines in good faith that for any reason

                                (i) any one of the Treasury Bill Rate, the Ten
                           Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Effective Rate for such Quarterly Dividend Period will be equal to the higher of whichever two of such Rates can be so determined;

                                (ii) only one of the Treasury Bill Rate, the
                           Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Effective Rate for such Quarterly Dividend Period will be equal to whichever such Rate can be so determined; or

                                (iii) none of the Treasury Bill Rate, the
                           Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Effective Rate for the preceding dividend period will be continued for such Quarterly Dividend Period.

                  Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 4.50% per annum or greater than 10.50% per annum.

                           (b) Except as described below in this paragraph, the
                  "Treasury Bill Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as hereinafter defined)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board (as hereinafter defined) during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during such Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during the relevant Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for all of the U.S. Treasury bills then having remaining maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations is not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                           (c) Except as described below in this paragraph, the
                  "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as hereinafter defined) (or the one weekly per annum Ten Year Average Yield, if only one such Yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield is published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special

                  Securities (as hereinafter defined)) then having remaining maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                           (d) Except as described below in this paragraph, the
                  "Thirty Year Constant Maturity Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (as hereinafter defined) (or the one weekly per annum Thirty Year Average Yield, if only one such Yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Thirty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such

                  Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having remaining maturities of not less than twenty-eight nor more than thirty years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Thirty Year Constant Maturity for any Quarterly Dividend Period as provided above in this paragraph, the Thirty Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than twenty-eight nor more than thirty years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                           (e) The Treasury Bill Rate, the Ten Year Constant
                  Maturity Rate and the Thirty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percent.

                           (f) The Applicable Rate with respect to each
                  Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described above. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City before the commencement of the Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of this Series.

                           (g) For purposes of this Section,

                               (i) "Calendar Period" means a period of fourteen
                       calendar days;

                                        (ii) "Federal Reserve Board" means the
                           Board of Governors of the Federal Reserve System;

                                        (iii) "Special Securities" means
                           securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

                                         (iv) "Ten Year Average Yield" means the
                           average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

                                         (v) "Thirty Year Average Yield" means
                           the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 30 years).

                           4. Redemption. (a) The shares of this Series are not
                  redeemable prior to June 30, 1999. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, on or after June 30, 1999, at a redemption price of $100 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                           (b) In the event that fewer than all the outstanding
                  shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                           (c) In the event the Corporation shall redeem
                  shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder;
                  (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                           (d) Notice having been mailed as aforesaid, from and
                  after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                           (e) Any shares of this Series which shall at any time
                  have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                           (f) Notwithstanding the foregoing provisions of this
                  Section 4, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                           5. Conversion. The holders of shares of this Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                           6. Liquidation Rights. (a) Upon the voluntary or
                  involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                           (b) After the payment to the holders of the shares of
                  this Series of the full preferential amounts provided for in this Section 6, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                           (c) If, upon any voluntary or involuntary
                  dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                           (d) Neither the sale of all or substantially all the
                  property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 6.

                           (e) Upon the dissolution, liquidation or winding up
                  of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 6 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                           7. Ranking. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                           (a) prior to the shares of this Series, either as to
                  dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                           (b) on a parity with shares of this Series, either as
                  to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                           (c) junior to shares of this Series, either as to
                  dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                           8. Voting Rights. The shares of this Series shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on December 21, 1993."

                                                                     Appendix B

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                             10.96% PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolution was duly adopted by the Board of Directors of the Corporation at a meeting duly held and convened on July 14, 1991, at which a quorum was present and acting throughout:

                  "RESOLVED, that pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby provides for the issuance of 4,000,000 shares of a series of Preferred Stock, $1 par value, of the Corporation ranking on a parity with the series of Preferred Stock designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F," and the Corporation's "10% Convertible Preferred Stock", and the designations, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 4,000,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation are hereby fixed as follows:

                           "(a) Designation. The designation of this series
                  shall be 10.96% Preferred Stock (hereinafter referred to as this "Series") and the number of shares constituting this Series shall be 4,000,000 shares. Shares of this Series shall have a stated value of $25 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized (but not below the number of shares of this Series then outstanding), but the number of authorized shares of this Series shall not be increased.

                  "(b)  Dividend Rights.

                           "(1) Dividends shall be payable on the shares of this
                  Series for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of the Corporation with Manufacturers Hanover Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof equal to 10.96%. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the 10.96% Preferred Stock of Manufacturers Hanover Corporation (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the 10.96% Preferred Stock of Manufacturers Hanover Corporation but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when, as and if declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                           "(2) Dividends payable on this Series for any period
                  greater or less than a Quarterly Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on this Series for each Quarterly Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                           "(3) No full dividends shall be declared or paid or
                  set apart for payment on the Preferred Stock or any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other series of Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                           "(4) So long as any shares of this Series are
                  outstanding, no dividend (other than a dividend in Common Stock of the Corporation (the "Common Stock") or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in Section (3) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this

                  Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past Dividend Periods.

                  "(c)  Redemption.

                           "(1) Shares of this Series are not redeemable prior
                  to June 30, 2000. On or after such date, the Corporation may elect to redeem the shares of this Series, as a whole or in part, any time or from time to time at a redemption price of $25 per share, plus accrued and unpaid dividends thereon to the redemption date. In the event the Corporation shall elect to redeem shares of this Series, the Corporation shall give notice to the holders of record of shares of this Series being so redeemed, not less than 30 nor more than 60 days prior to such redemption, by first class mail, postage prepaid, at their addresses as shown on the stock registry books of the Corporation that said shares are being redeemed, provided that without limiting the obligation of the Corporation hereunder to give the notice provided in this Section (c)(1), the failure of the Corporation to give such notice shall not invalidate any corporate action by the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                           "(2) In the event that fewer than all the outstanding
                  shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                           "(3) Notice having been mailed as aforesaid, from and
                  after the applicable redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price), dividends on the shares of this Series to be redeemed on such redemption date shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                           "(4) Any shares of this Series which shall at any
                  time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                           "(5) Notwithstanding the foregoing provisions of this
                  Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                           "(d) Conversion. The holders of shares of this Series
                  shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                           "(e)  Voting Rights.  The shares of this Series of
                  Preferred Stock shall not have any voting powers either general or special, except that:

                           "(1) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar documents relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

                           "(2) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for that purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

                           "(3) If at the time of any annual meeting of
                  stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred

                  Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation, and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding Dividend Period.

                           "(f)  Liquidation Rights.

                           "(1) Upon the voluntary or involuntary dissolution,
                  liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, a liquidation preference in the amount of $25 per share of this Series, plus accrued and unpaid dividends thereon.

                           "(2) After the payment to the holders of the shares
                  of this Series of the full amount of the liquidating distribution to which they are entitled under this Section
                  (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                           "(3) If, upon any voluntary or involuntary
                  dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the liquidation preference of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective liquidation preference to which they are entitled.

                           "(4) Neither the sale of all or substantially all of
                  the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section (f).

                           "(5) Upon the dissolution, liquidation or winding up
                  of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to Section (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                           "(g)  Ranking.  For purposes of this resolution,
                  any stock of any class or classes of the Corporation shall be deemed to rank:

                           "(1) prior to the shares of this Series, either as to
                  dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series; and

                           "(2) on a parity with shares of this Series, either
                  as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provision, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                           "(3) junior to shares of this Series, either as to
                  dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes."

                                                                     Appendix C
                          CERTIFICATE OF DESIGNATIONS
                                       OF
                             8-3/8% PREFERRED STOCK
                                       OF
                        THE CHASE MANHATTAN CORPORATION
                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and by the Preferred Stock Committee of the Board of Directors on May 20, 1992, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on March 17, 1992:

                 1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                 "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                          "(i)  to determine whether the Preferred Shares will
                      be issued in one or more series and the number of shares of any such series;

                           "(ii) to fix the dividend rate or rates of such
                      shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                          "(iii) to determine whether dividends of any series
                      of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                          "(iv) to determine the conversion or exchange
                      provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                          "(v) to determine whether the Corporation shall elect
                      to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                          "(vi) to fix the liquidation preference of the shares
                      of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                          "(vii) to determine whether the shares of any series
                      of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                          "(viii) to fix or determine any additional dividend,
                      liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

              "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                          "(i)  selecting the underwriters, dealers and agents,
                 if any, to or through which the Preferred Shares will be sold and offered;

                          "(ii)  approving the form and substance, and the
                 execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                          "(iii)  selecting the bank or trust company which
                 will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                          "(iv)  appointing a registrar and transfer agent for
                 the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                 "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware."

                 2. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                            "(i)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                           "(ii)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                          "(iii)  If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 3. The Preferred Stock Committee of the Board of Directors on May 20, 1992, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                          "RESOLVED that the issue of up to 14,000,000 shares of 8-3/8% Preferred Stock, $1 par value, of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock" and the Corporation's "10% Convertible Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 14,000,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992, are hereby fixed as follows:

                          "1.  Designation.  The designation of this Series
                 shall be 8-3/8% Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be Fourteen Million (14,000,000). Shares of this Series shall have a stated value of $25. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                          "2.  Dividends.  (a)  Dividends shall be payable on
                 the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including September 30, 1992, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing October 1, 1992 and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 8-3/8% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1992. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend

                 Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                          "(b)  Dividends payable on this Series for any period
                 greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                          "(c) No full dividends shall be declared or paid or
                 set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                          "(d)  So long as any shares of this Series are
                 outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                 "3. Redemption. (a) The shares of this Series are not redeemable prior to June 1, 1997. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after June 1, 1997, at a redemption price of $25 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

                 "(b) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                 "(c) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                 "(d) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                 "(e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                 "(f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                 "4.   Conversion.  The holders of shares of this Series shall
not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                 "5.   Liquidation Rights.

                 "(a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $25 per share, plus accrued and unpaid dividends thereon.

                 "(b) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                 "(c) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                 "(d) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                 "(e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                 "6.   Ranking.  For purposes of this resolution, any stock
of any class or classes of the Corporation shall be deemed to rank:

                 "(a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                 "(b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                 "(c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                 "7. Voting Rights. The shares of this Series shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                     Appendix D


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                        7.92% CUMULATIVE PREFERRED STOCK

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and by the Preferred Stock Committee of the Board of Directors on September 10, 1992, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at a meeting duly convened and held on March 17, 1992:

                 1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                 "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                 "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                 "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

              "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                 "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                            "(i)  to determine whether the Preferred Shares
                 will be issued in one or more series and the number of shares of any such series;

                           "(ii)  to fix the dividend rate or rates of such
                 shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                          "(iii)  to determine whether dividends of any series
                 of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                           "(iv)  to determine the conversion or exchange
                 provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                            "(v)  to determine whether the Corporation shall
                 elect to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                           "(vi)  to fix the liquidation preference of the
                 shares of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                          "(vii)  to determine whether the shares of any series
                 of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                         "(viii)  to fix or determine any additional dividend,
                 liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                 "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                            "(i)  selecting the underwriters, dealers and
                 agents, if any, to or through which the Preferred Shares will be sold and offered;

                           "(ii)  approving the form and substance, and the
                 execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                          "(iii)  selecting the bank or trust company which
                 will act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                           "(iv)  appointing a registrar and transfer agent for
                 the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                 "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware".

                 2. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                            "(i)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                           "(ii)  Unless the vote or consent of the holders of
                 a greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                          "(iii)  If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                 3. The Preferred Stock Committee of the Board of Directors on September 10, 1992, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                 "RESOLVED that, pursuant to resolutions of the Board of Directors of the Corporation adopted on March 17, 1992, the issue of up to 2,000,000 shares of 7.92% Cumulative Preferred Stock, $100 stated value per share ($1 par value), of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series B", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock", the

         Corporation's "10% Convertible Preferred Stock" and the Corporation's "8-3/8% Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,000,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992, are hereby fixed as follows:

                 "1. Designation. The designation of this Series shall be 7.92% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be Two Million (2,000,000). Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                 "2. Dividends. (a) Dividends shall be payable on the shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including December 31, 1992, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing January 1, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7.92% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1992. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                 "(b) Dividends payable on this Series for any period greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                 "(c) No full dividends shall be declared or paid or set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                 "(d) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                 "3.   Redemption.  (a)  The shares of this Series are not
         redeemable prior to October 1, 1997. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after October 1, 1997, at a redemption price of $100 per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

                 "(b) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                 "(c) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                 "(d) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                 "(e) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                 "(f) Notwithstanding the foregoing provisions of this Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                 "4. Conversion. The holders of shares of this Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                 "5.  Liquidation Rights.

                 "(a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                 "(b) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                 "(c) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                 "(d) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                 "(e) Upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                 "6.   Ranking.  For purposes of this resolution, any stock
         of any class or classes of the Corporation shall be deemed to rank:

                 "(a) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                 "(b) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                 "(c) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                 "7. Voting Rights. The shares of this Series shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                     Appendix E

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                        7.58% CUMULATIVE PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and September 15, 1992, and by the Preferred Stock Committee of the Board of Directors on March 16, 1993, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at meetings duly convened and held on March 17, 1992 and September 15, 1992:

                  1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                  "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                  "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the

         Preferred Stock Committee those powers and duties set forth below;

                  "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                  "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                  "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                           "(i)  to determine whether the Preferred Shares
                  will be issued in one or more series and the number of shares of any such series;

                           "(ii) to fix the dividend rate or rates of such
                  shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                           "(iii) to determine whether dividends of any series
                  of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                           "(iv) to determine the conversion or exchange
                  provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                           "(v) to determine whether the Corporation shall elect
                  to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                           "(vi) to fix the liquidation preference of the shares
                  of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                           "(vii) to determine whether the shares of any series
                  of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                           "(viii) to fix or determine any additional dividend,
                  liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                  "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                           "(i)  selecting the underwriters, dealers and
                  agents, if any, to or through which the Preferred Shares will be sold and offered;

                           "(ii) approving the form and substance, and the
                  execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                           "(iii) selecting the bank or trust company which will
                  act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                           "(iv) appointing a registrar and transfer agent for
                  the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                  "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware."

                  2. The Board of Directors on September 15, 1992 adopted the following resolution authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of additional shares of the Preferred Stock:

                  "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to amend certain resolutions adopted by the Board of Directors on March 17, 1992 pertaining to the authority of the Preferred Stock Committee of the Board (the "March 17, 1992 Resolutions") to authorize the Preferred Stock Committee of the Board of Directors to approve the issuance and sale by the Corporation from time to time of Preferred Shares as defined in the March 17, 1992 Resolutions, in one or more series, having an additional aggregate liquidation preference over the Corporation's common stock, $1 par value, not in excess of $1,300,000,000 (an increase of $500,000,000 from the $800,000,000 authorized under the March 17, 1992 Resolutions), with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with the March 17, 1992 Resolutions which shall in all other respects remain in full force and effect and are hereby ratified and affirmed."

                  3. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                  "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                           "(i) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                           "(ii) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                           "(iii) If at the time of any annual meeting of the
                  Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                  4. The Preferred Stock Committee of the Board of Directors on March 16, 1993, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                           "RESOLVED that, pursuant to resolutions of the Board
                  of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, the issue of up to 2,300,000 shares of 7.58% Cumulative Preferred Stock, $100 stated value per share ($1 par value) of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series E", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock", the Corporation's "8-3/8% Preferred Stock" and the Corporation's "7.92% Cumulative Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,300,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, are hereby fixed as follows:

                           "1. Designation. The designation of this Series shall
                  be 7.58% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be 2,300,000. Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                           "2. Dividends. (a) Dividends shall be payable on the
                  shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including June 30, 1993, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing July 1, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7.58% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                           "(b) Dividends payable on this Series for any period
                  greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                           "(c) No full dividends shall be declared or paid or
                  set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                           "(d) So long as any shares of this Series are
                  outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                           "3.  Redemption.  (a)  The shares of this Series
                  are not redeemable prior to April 1, 1998. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time on or after April 1, 1998, at a redemption price of $100 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                           "(b) In the event that fewer than all the outstanding
                  shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                           "(c) In the event the Corporation shall redeem shares
                  of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                           "(d) Notice having been mailed as aforesaid, from and
                  after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                           "(e) Any shares of this Series which shall at any
                  time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                           "(f) Notwithstanding the foregoing provisions of this
                  Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                           "4.  Conversion.  The holders of shares of this
                  Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                           "5. Liquidation Rights. (a) Upon the voluntary or
                  involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                           "(b) After the payment to the holders of the shares
                  of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                           "(c) If, upon any voluntary or involuntary
                  dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                           "(d) Neither the sale of all or substantially all the
                  property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation, or winding up, voluntary or involuntary, for the purposes of this Section 5.

                           "(e) Upon the dissolution, liquidation or winding up
                  of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                           "6.  Ranking.  For purposes of this resolution,
                  any stock of any class or classes of the Corporation shall be deemed to rank:

                           "(a) prior to the shares of this Series, either as to
                  dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                           "(b) on a parity with shares of this Series, either
                  as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                           "(c) junior to shares of this Series, either as to
                  dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                           "7.  Voting Rights.  The shares of this Series
                  shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                     Appendix F

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                        7-1/2% CUMULATIVE PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation on March 17, 1992 and September 15, 1992, and by the Preferred Stock Committee of the Board of Directors on March 16, 1993, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors adopted at meetings duly convened and held on March 17, 1992 and September 15, 1992:

                  1. The Board of Directors on March 17, 1992 adopted the following resolutions authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of the Preferred Stock:

                  "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to provide for the issuance and sale by the Corporation from time to time of shares of preferred stock ($1 par value), in one or more series, having an aggregate liquidation preference over the Corporation's common stock, $1 par value (the "Common Stock"), not in excess of $800,000,000, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with, these resolutions (the "Preferred Shares");

                  "RESOLVED that the Board of Directors deems it in the best interests of the Corporation to delegate to the Preferred Stock Committee those powers and duties set forth below;

                  "RESOLVED that the Preferred Stock Committee may, without the further action of the Board of Directors, from time to time authorize the issuance and sale from time to time of one or more series of Preferred Shares for cash or other property, as shall be determined by the Preferred Stock Committee, subject to the limitations above, and any such Preferred Shares may be sold through agents, through underwriters, through dealers and directly to purchasers, in one or more offerings registered under the Securities Act of 1933 (the "Act") or in transactions not required to be registered under the Act, all as shall be determined by the Preferred Stock Committee; and any such issuance and sale of Preferred Shares, including the issuance from time to time of any warrants for such Preferred Shares, common or preferred stock of the Corporation into which any series of Preferred Shares may be convertible or exchangeable and the issuance and sale from time to time of Depositary Shares (as hereinafter defined; it being intended that, unless the context shall otherwise require, when used in these resolutions the term "Preferred Shares" shall also include any warrants or Depositary Shares related thereto) related to the Preferred Shares, be and hereby is authorized and approved;

                  "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and any common or preferred stock into which such Preferred Shares may be convertible or exchangeable and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price at which the Preferred Shares of each such series will be sold by the Corporation, to declare dividends payable on the Preferred Shares, to reserve for issuance on the books of the Corporation or otherwise a sufficient number of shares of any common or preferred stock of the Corporation into which any series of the Preferred Shares may be convertible or exchangeable and to determine the designation, preferences and privileges, the relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;

                  "RESOLVED that, without limiting the generality of the preceding resolution, the Preferred Stock Committee is hereby expressly authorized:

                           "(i)  to determine whether the Preferred Shares
                  will be issued in one or more series and the number of shares of any such series;

                           "(ii) to fix the dividend rate or rates of such
                  shares and/or the methods of determining dividends and the dates on which dividends shall be payable;

                           "(iii) to determine whether dividends of any series
                  of Preferred Shares shall be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to cumulate;

                           "(iv) to determine the conversion or exchange
                  provisions, if any, of the shares of any series of the Preferred Shares, including without limitation, the class and series of capital stock of the Corporation into which such shares shall be convertible or exchangeable;

                           "(v) to determine whether the Corporation shall elect
                  to offer (a) warrants for such Preferred Shares ("Warrants") or (b) depositary shares evidenced by depositary receipts, each representing a fraction (to be determined by the Preferred Stock Committee) of a share of a particular series of the Preferred Shares ("Depositary Shares"), which Preferred Shares will be issued and deposited with a depositary, in each case, in lieu of offering full shares of such series of the Preferred Shares;

                           "(vi) to fix the liquidation preference of the shares
                  of any series of the Preferred Shares, subject to the limitation that the aggregate liquidation preference of all the Preferred Shares issued shall not exceed $800,000,000;

                           "(vii) to determine whether the shares of any series
                  of the Preferred Shares shall be subject to redemption, optional or mandatory or pursuant to a sinking fund, and, if such series shall be subject to redemption, the redemption provisions of such series; and

                           "(viii) to fix or determine any additional dividend,
                  liquidation, redemption, sinking fund and other rights, preferences, privileges, limitations and restrictions thereof;

                  "RESOLVED that the Preferred Stock Committee be and hereby is authorized and empowered to authorize, approve and take such other action as is deemed advisable in connection with the issuance of one or more series of the Preferred Shares, including, without limitation, the following:

                           "(i)  selecting the underwriters, dealers and
                  agents, if any, to or through which the Preferred Shares will be sold and offered;

                           "(ii) approving the form and substance, and the
                  execution and delivery, of any underwriting agreement, agency agreement, placement agreement or other agreement to be entered into by the Corporation in connection with the issuance and sale of the Preferred Shares, including, without limitation, setting the amount of any underwriting discounts and other items constituting underwriters' compensation and any discounts and commissions allowed or paid to dealers or agents;

                           "(iii) selecting the bank or trust company which will
                  act as depositary if Depositary Shares are offered and approving the form and substance, and the execution and delivery, of any deposit agreement to be entered into by the Corporation with such depositary; and

                           "(iv) appointing a registrar and transfer agent for
                  the registration, transfer and exchange of the Preferred Shares and appointing a dividend disbursing agent for the Preferred Shares;

                  "RESOLVED that for each series of Preferred Shares a certificate shall be prepared and filed on behalf of the Corporation with the Secretary of State of the State of Delaware pursuant to
         Section 151 of the General Corporation Law of the State of Delaware (a "Certificate of Designations"); that each such Certificate of Designations be in such form as is approved by action of the Board of Directors or the Preferred Stock Committee; and that the proper officers of the Corporation be and hereby are authorized to execute and file each such Certificate of Designations pursuant to the General Corporation Law of the State of Delaware."

                  2. The Board of Directors on September 15, 1992 adopted the following resolution authorizing a Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of additional shares of the Preferred Stock:

                  "RESOLVED that the Board of Directors of The Chase Manhattan Corporation (the "Board of Directors") deems it advisable and in the best interests of The Chase Manhattan Corporation (the "Corporation") to amend certain resolutions adopted by the Board of Directors on March 17, 1992 pertaining to the authority of the Preferred Stock Committee of the Board (the "March 17, 1992 Resolutions") to authorize the Preferred Stock Committee of the Board of Directors to approve the issuance and sale by the Corporation from time to time of Preferred Shares as defined in the March 17, 1992 Resolutions, in one or more series, having an additional aggregate liquidation preference over the Corporation's Common Stock, $1 par value, not in excess of $1,300,000,000 (an increase of $500,000,000 from the $800,000,000 authorized under the March 17, 1992 Resolutions), with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, as are set forth in, or are determined in accordance with the March 17, 1992 Resolutions which shall in all other respects remain in full force and effect and are hereby ratified and affirmed."

                  3. The Board of Directors on March 17, 1992 adopted the following resolution fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                     "RESOLVED that the Certificate of Designations for each series of the Preferred Shares shall provide that the shares of such series shall not have any voting powers either general or special, except that:

                     "(i) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designations or any similar document relating to any series of Preferred Stock) so as to affect adversely the preferences, rights, powers or privileges of such series;

                     "(ii) Unless the vote or consent of the holders of a
                  greater number of shares shall then be required by law, the consent of the holders of at least 66-2/3% of all of the shares of any such series and all other series of Preferred Stock ranking on a parity with shares of such series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of such series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of such series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares; and

                           "(iii) If at the time of any annual meeting of the
                  Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director"), shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period."

                  4. The Preferred Stock Committee of the Board of Directors on May 17, 1993, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                  "RESOLVED that, pursuant to resolutions of the Board of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, the issue of up to 2,300,000 shares of 7-1/2% Cumulative Preferred Stock, $100 stated value per share ($1 par value), of the Corporation ranking on a parity with the series of Preferred Stock of the Corporation designated as the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series C", the Corporation's "10-3/4% Cumulative Preferred Stock", the Corporation's "Adjustable Rate Cumulative Preferred Stock, Series F", the Corporation's "10.96% Preferred Stock", the Corporation's "10% Convertible Preferred Stock", the Corporation's "8-3/8% Preferred Stock", the Corporation's "7.92% Cumulative Preferred Stock" and the Corporation's "7.58% Cumulative Preferred Stock" is hereby authorized and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 2,300,000 shares of this Series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992 and September 15, 1992, are hereby fixed as follows:

                           "1. Designation. The designation of this Series shall
                  be 7-1/2% Cumulative Preferred Stock (hereinafter referred to as the "Series") and the number of shares constituting this Series shall be 2,300,000. Shares of this Series shall have a stated value of $100. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

                           "2. Dividends. (a) Dividends shall be payable on the
                  shares of this Series: (i) for the period (the "Initial Dividend Period") from the date of original issue of shares of this Series to and including June 30, 1993, and (ii) for each quarterly dividend period thereafter (the Initial Dividend Period and each quarterly dividend period thereafter being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing June 30, 1993, and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to 7-1/2% (the "Dividend Rate"). Dividends shall be cumulative from such date of original issue and shall be payable, when and as declared by the Board of Directors or by the Preferred Stock Committee of the Board of Directors, on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 1993. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation or by the Preferred Stock Committee of the Board of Directors.

                           "(b) Dividends payable on this Series for any period
                  greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. Dividends payable on this Series for each full Dividend Period shall be computed by annualizing the Dividend Rate and dividing by four.

                           "(c) No full dividends shall be declared or paid or
                  set apart for payment on the Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all Dividend Periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other series of Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

                           "(d) So long as any shares of this Series are
                  outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (c) of this Section 2) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock or any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid or declared and set aside for payment for all past Dividend Periods.

                           "3. Redemption. (a) The shares of this Series are not
                  redeemable prior to June 1, 1998. The Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, on or after June 1, 1998, at a redemption price of $100 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                           "(b) In the event that fewer than all the outstanding
                  shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors or by any other method as may be determined by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which this Series is listed.

                           "(c) In the event the Corporation shall redeem shares
                  of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 or more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the redemption date.

                           "(d) Notice having been mailed as aforesaid, from and
                  after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                           "(e) Any shares of this Series which shall at any
                  time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or the Preferred Stock Committee of the Board of Directors.

                           "(f) Notwithstanding the foregoing provisions of this
                  Section 3, if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

                           "4.  Conversion.  The holders of shares of this
                  Series shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Corporation.

                           "5. Liquidation Rights. (a) Upon the voluntary or
                  involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to this Series upon liquidation, the amount of $100 per share, plus accrued and unpaid dividends thereon.

                           "(b) After the payment to the holders of the shares
                  of this Series of the full preferential amounts provided for in this Section 5, the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

                           "(c) If, upon any voluntary or involuntary
                  dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the stated value of the shares of this Series and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of the shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective stated values to which they are entitled.

                           "(d) Neither the sale of all or substantially all the
                  property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

                           "(e) Upon the dissolution, liquidation or winding up
                  of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 5 before any payment shall be made to the holder of any class of capital stock of the Corporation ranking junior to this Series upon liquidation.

                           "6.  Ranking.  For purposes of this resolution,
                  any stock of any class or classes of the Corporation shall be deemed to rank:

                           "(a) prior to the shares of this Series, either as to
                  dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

                           "(b) on a parity with shares of this Series, either
                  as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

                           "(c) junior to shares of this Series, either as to
                  dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

                           "7.  Voting Rights.  The shares of this Series
                  shall have the voting rights set forth in the resolutions of the Board of Directors of the Corporation adopted on March 17, 1992."

                                                                     Appendix G

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                       10-1/2% CUMULATIVE PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                  1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                  "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                  "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                  "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                  "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                  "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                  2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                  "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                  "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                  "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                  3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

                  "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Five Million Six Hundred Thousand (5,600,000) shares of 10-1/2% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 5,600,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                           1. Designation. The designation of such series shall
                  be "10-1/2% Cumulative Preferred Stock" (hereinafter referred to as the "10-1.2% Preferred Stock") and the number of shares constituting such series is Five Million Six Hundred Thousand (5,600,000). The number of authorized shares of 10-1/2% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 10-1/2% Preferred Stock shall not be increased. The 10-1/2% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock",

                  "8.32% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock", and "Adjustable Rate Cumulative Preferred Stock, Series N".

                           2. Dividends. The annual dividend rate of the 10-1/2%
                  Preferred Stock shall be $2.625 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 10-1/2% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 10-1/2% Series G of Chase (the "Chase 10-1/2% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 10-1/2% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 10-1/2% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of

                  Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 10-1/2% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 10-1/2% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 10-1/2% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 10-1/2% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 10-1/2% Preferred Stock for any period less than a full quarter shall be computed on the basis of a 360 day year.

                           3. Redemption. On or after September 30, 1998, the
                  Corporation, at its option, may redeem shares of the 10-1/2% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                           In the event the Corporation shall redeem shares of
                  10-1/2% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (1) the redemption date; (2) the number of shares of 10-1/2% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 10-1/2% Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed

                  (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 10-1/2% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 10-1/2% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                           In no event shall the Corporation redeem less than
                  all the outstanding shares of 10-1/2% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 10-1/2% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 10-1/2% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 10-1/2% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 10- 1/2% Preferred Stock.

                           4. Shares to be Retired. All shares of 10-1/2%
                  Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 10-1/2% Preferred Stock.

                           5. Conversion or Exchange. The holders of shares of
                  10-1/2% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                           6. Voting. The shares of 10-1/2% Preferred Stock
                  shall not have any voting powers either general or special, except that:

                           If at the time of any annual meeting of the
                  Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                           Without the consent of the holders of shares entitled
                  to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                           7. Liquidation Preference. In the event of any
                  voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 10-1/2% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 10-1/2% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 10-1/2% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 10-1/2% Preferred Stock are not paid in full, the holders of the 10-1/2% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 10-1/2% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 10-1/2% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 10-1/2% Preferred Stock.

                           8. Limitation on Dividends on Junior Ranking Stock.
                  So long as any 10-1/2% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock of the Corporation or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the 10-1/2% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                           A. Full cumulative dividends shall have been paid or
                  declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                           B. The Corporation shall not be in default or in
                  arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                     Appendix H

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                        9.76% CUMULATIVE PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                  1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                  "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                  "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                  "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                  "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                  "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                  2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                  "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                  "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                  "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                  3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Four Million (4,000,000) shares of 9.76% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 4,000,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                  1. Designation. The designation of such series shall be "9.76% Cumulative Preferred Stock" (hereinafter referred to as the "9.76% Preferred Stock") and the number of shares constituting such series is Four Million (4,000,000). The number of authorized shares of 9.76% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 9.76% Preferred Stock shall not be increased. The 9.76% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock", and "Adjustable Rate Cumulative Preferred Stock, Series N".

                  2. Dividends. The annual dividend rate of the 9.76% Preferred Stock shall be $2.44 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 9.76% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 9.76% Series H of Chase (the "Chase 9.76% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 9.76% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 9.76% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 9.76% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 9.76% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 9.76% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 9.76% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 9.76% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year.

                  3. Redemption. On or after September 30, 1999, the Corporation, at its option, may redeem shares of the 9.76% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                  In the event the Corporation shall redeem shares of 9.76% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 9.76% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 9.76% Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 9.76% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 9.76% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                  In no event shall the Corporation redeem less than all the outstanding shares of 9.76% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 9.76% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 9.76% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 9.76% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 9.76% Preferred Stock.

                  4. Shares to be Retired. All shares of 9.76% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 9.76% Preferred Stock.

                  5. Conversion or Exchange. The holders of shares of 9.76% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                  6. Voting. The shares of 9.76% Preferred Stock shall not have any voting powers either general or special, except that:

                           If at the time of any annual meeting of the
                  Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                           Without the consent of the holders of shares entitled
                  to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                  (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                  7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 9.76% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 9.76% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 9.76% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 9.76% Preferred Stock are not paid in full, the holders of the 9.76% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 9.76% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 9.76% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this
         Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 9.76% Preferred Stock.

                  8. Limitation on Dividends on Junior Ranking Stock. So long as any 9.76% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the 9.76% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                           A. Full cumulative dividends shall have been paid or
                  declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                           B. The Corporation shall not be in default or in
                  arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                     Appendix I


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                       10.84% CUMULATIVE PREFERRED STOCK

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                 1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                 "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                 "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                 "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                 "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                 "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                 2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                 "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock.
         Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                 "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                 3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Eight Million (8,000,000) shares of 10.84% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 8,000,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                 1. Designation. The designation of such series shall be "10.84% Cumulative Preferred Stock" (hereinafter referred to as the "10.84% Preferred Stock") and the number of shares constituting such series is Eight Million (8,000,000). The number of authorized shares of 10.84% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 10.84% Preferred Stock shall not be increased. The 10.84% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock", and "Adjustable Rate Cumulative Preferred Stock, Series N".

                 2. Dividends. The annual dividend rate of the 10.84% Preferred Stock shall be $2.71 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 10.84% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 10.84% Series I of Chase (the "Chase 10.84% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 10.84% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 10.84% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 10.84% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 10.84% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 10.84% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 10.84% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 10.84% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year.

                 3. Redemption. On or after June 30, 2001, the Corporation, at its option, may redeem shares of the 10.84% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                 In the event the Corporation shall redeem shares of 10.84% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 10.84% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 10.84% Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 10.84% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 10.84% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                 In no event shall the Corporation redeem less than all the outstanding shares of 10.84% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 10.84% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 10.84% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 10.84% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 10.84% Preferred Stock.

                 4. Shares to be Retired. All shares of 10.84% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 10.84% Preferred Stock.

                 5. Conversion or Exchange. The holders of shares of 10.84% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 6. Voting. The shares of 10.84% Preferred Stock shall not have any voting powers either general or special, except that:

                          If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the

                 Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                          Without the consent of the holders of shares entitled
                 to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                 (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                 7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 10.84% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 10.84% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 10.84% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 10.84% Preferred Stock are not paid in full, the holders of the 10.84% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 10.84% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 10.84% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 10.84% Preferred Stock.

                 8. Limitation on Dividends on Junior Ranking Stock. So long as any 10.84% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the 10.84% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than

         Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                      Appendix J

                           CERTIFICATE OF DESIGNATIONS

                                       OF

                        9.08% CUMULATIVE PREFERRED STOCK

                                       OF

                         THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                  1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                  "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                  "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                  "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                  "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                  "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                  2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                  "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                  "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                  "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                  3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Six Million (6,000,000) shares of 9.08% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 6,000,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                  1. Designation. The designation of such series shall be "9.08% Cumulative Preferred Stock" (hereinafter referred to as the "9.08% Preferred Stock") and the number of shares constituting such series is Six Million (6,000,000). The number of authorized shares of 9.08% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 9.08% Preferred Stock shall not be increased. The 9.08% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock", and "Adjustable Rate Cumulative Preferred Stock, Series N".

                  2. Dividends. The annual dividend rate of the 9.08% Preferred Stock shall be $2.27 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 9.08% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 9.08% Series J of Chase (the "Chase 9.08% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 9.08% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 9.08% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 9.08% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 9.08% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 9.08% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 9.08% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 9.08% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year.

                  3. Redemption. On or after March 31, 1997, the Corporation, at its option, may redeem shares of the 9.08% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption. To permit the 9.08% Preferred Stock to qualify as Tier 1 capital of the Corporation, any such redemption shall be subject to the prior approval of the Board of Governors of the Federal Reserve System.

                  In the event the Corporation shall redeem shares of 9.08% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 9.08% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 9.08% Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 9.08% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 9.08% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                  In no event shall the Corporation redeem less than all the outstanding shares of 9.08% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 9.08% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 9.08% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 9.08% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 9.08% Preferred Stock.

                  4. Shares to be Retired. All shares of 9.08% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 9.08% Preferred Stock.

                  5. Conversion or Exchange. The holders of shares of 9.08% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                  6. Voting. The shares of 9.08% Preferred Stock shall not have any voting powers either general or special, except that:

                           If at the time of any annual meeting of the
                  Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                           Without the consent of the holders of shares entitled
                  to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                  (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                  7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 9.08% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 9.08% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 9.08% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 9.08% Preferred Stock are not paid in full, the holders of the 9.08% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 9.08% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 9.08% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this
         Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 9.08% Preferred Stock.

                  8. Limitation on Dividends on Junior Ranking Stock. So long as any 9.08% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the 9.08% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                           A. Full cumulative dividends shall have been paid or
                  declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                           B. The Corporation shall not be in default or in
                  arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                      Appendix K

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                       8-1/2% CUMULATIVE PREFERRED STOCK

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                 1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                 "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                 "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                 "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                 "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                 "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                 2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                 "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                 "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                 3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Six Million Eight Hundred Thousand (6,800,000) shares of 8-1/2% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 6,800,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                 1. Designation. The designation of such series shall be "8-1/2% Cumulative Preferred Stock" (hereinafter referred to as the "8-1/2% Preferred Stock") and the number of shares constituting such series is Six Million Eight Hundred Thousand (6,800,000). The number of authorized shares of 8-1/2% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 8-1/2% Preferred Stock shall not be increased. The 8-1/2% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock", and "Adjustable Rate Cumulative Preferred Stock, Series N".

                 2. Dividends. The annual dividend rate of the 8-1/2% Preferred Stock shall be $2.125 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 8-1/2% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 8-1/2% Series K of Chase (the "Chase 8-1/2% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 8-1/2% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 8-1/2% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 8-1/2% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 8-1/2% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 8-1/2% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 8-1/2% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 8-1/2% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year.

                 3. Redemption. On or after June 30, 1997, the Corporation, at its option, may redeem shares of the 8-1/2% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption. To permit the 8-1/2% Preferred Stock to qualify as Tier 1 capital of the Corporation, any such redemption shall be subject to the prior approval of the Board of Governors of the Federal Reserve System.

                 In the event the Corporation shall redeem shares of 8-1/2% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 8-1/2% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 8-1/2% Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 8-1/2% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 8-1/2% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                 In no event shall the Corporation redeem less than all the outstanding shares of 8-1/2% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 8-1/2% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 8-1/2% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 8-1/2% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 8-1/2% Preferred Stock.

                 4. Shares to be Retired. All shares of 8-1/2% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 8-1/2% Preferred Stock.

                 5. Conversion or Exchange. The holders of shares of 8-1/2% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 6. Voting. The shares of 8-1/2% Preferred Stock shall not have any voting powers either general or special, except that:

                          If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                          Without the consent of the holders of shares entitled
                 to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                 (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                 7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 8-1/2% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 8-1/2% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 8-1/2% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 8-1/2% Preferred Stock are not paid in full, the holders of the 8-1/2% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 8-1/2% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 8-1/2% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 8-1/2% Preferred Stock.

                 8. Limitation on Dividends on Junior Ranking Stock. So long as any 8-1/2% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the 8-1/2% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                      Appendix L


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                        8.32% CUMULATIVE PREFERRED STOCK

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                 1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                 "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                 "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                 "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                 "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                 "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                 2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                 "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock.
         Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                 "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two- thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                 3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Nine Million Six Hundred Thousand (9,600,000) shares of 8.32% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 9,600,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                 1. Designation. The designation of such series shall be "8.32% Cumulative Preferred Stock" (hereinafter referred to as the "8.32% Preferred Stock") and the number of shares constituting such series is Nine Million Six Hundred Thousand (9,600,000). The number of authorized shares of 8.32% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 8.32% Preferred Stock shall not be increased. The 8.32% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.40% Cumulative Preferred Stock" and "Adjustable Rate Cumulative Preferred Stock, Series N".

                 2. Dividends. The annual dividend rate of the 8.32% Preferred Stock shall be $2.08 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 8.32% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 8.32% of Chase (the "Chase 8.32% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 8.32% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 8.32% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation.
         Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 8.32% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 8.32% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 8.32% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 8.32% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 8.32% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year consisting of twelve 30-day months.

                 3. Redemption. On or after September 30, 1997, the Corporation, at its option, may redeem shares of the 8.32% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus an amount equal to the accrued and unpaid dividends thereon to the date fixed for redemption (whether or not such dividends have been declared). To permit the 8.32% Preferred Stock to qualify as Tier 1 capital of the Corporation, any such redemption shall be subject to the prior approval of the Board of Governors of the Federal Reserve System.

                 In the event the Corporation shall redeem shares of 8.32% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 8.32% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 8.32% Preferred Stock so called for redemption shall cease to accrue, and notwithstanding the fact that any certificates for such shares shall not have been surrendered for payment of the redemption price, said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 8.32% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 8.32% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                 In no event shall the Corporation redeem less than all the outstanding shares of 8.32% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 8.32% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 8.32% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 8.32% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 8.32% Preferred Stock.

                 4. Shares to be Retired. All shares of 8.32% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 8.32% Preferred Stock.

                 5. Conversion or Exchange. The holders of shares of 8.32% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 6. Voting. The shares of 8.32% Preferred Stock shall not have any voting powers either general or special, except that:

                          If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                          Without the consent of the holders of shares entitled
                 to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                 (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                 7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 8.32% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 8.32% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution (whether or not such dividends have been declared). If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 8.32% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 8.32% Preferred Stock are not paid in full, the holders of the 8.32% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 8.32% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 8.32% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 8.32% Preferred Stock.

                 8. Limitation on Dividends on Junior Ranking Stock. So long as any 8.32% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the

         8.32% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                      Appendix M


                          CERTIFICATE OF DESIGNATIONS

                                       OF

                        8.40% CUMULATIVE PREFERRED STOCK

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                 1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                 "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                 "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                 "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                 "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                 "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                 2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                 "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock.
         Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                 "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                 3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Six Million Nine Hundred Thousand (6,900,000) shares of 8.40% Cumulative Preferred Stock, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 6,900,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                 1. Designation. The designation of such series shall be "8.40% Cumulative Preferred Stock" (hereinafter referred to as the "8.40% Preferred Stock") and the number of shares constituting such series is Six Million Nine Hundred Thousand (6,900,000). The number of authorized shares of 8.40% Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of 8.40% Preferred Stock shall not be increased. The 8.40% Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock" and "Adjustable Rate Cumulative Preferred Stock, Series N".

                 2. Dividends. The annual dividend rate of the 8.40% Preferred Stock shall be $2.10 on each outstanding share of such stock, and no more. Dividends shall be payable on the shares of the 8.40% Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period") thereafter (the Initial Dividend Period and each such subsequent Quarterly Dividend Period being hereinafter referred to as a "Dividend Period" and collectively referred to as "Dividend Periods"), which Quarterly Dividend Periods shall commence on March 31, June 30, September 30 and December 31 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period. The Initial Dividend Period is the period commencing on the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, 8.40% Series M of Chase (the "Chase 8.40% Preferred Stock") (or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase 8.40% Preferred Stock, but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on March 31, June 30, September 30 and December 31 in each year, commencing with such date that next follows the end of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of 8.40% Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the 8.40% Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the 8.40% Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of 8.40% Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of 8.40% Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the 8.40% Preferred Stock for any period less than a full quarter (after the initial dividend period) shall be computed on the basis of a 360 day year consisting of twelve 30-day months.

                 3. Redemption. On or after March 31, 1998, the Corporation, at its option, may redeem shares of the 8.40% Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus an amount equal to the accrued and unpaid dividends thereon to the date fixed for redemption (whether or not such dividends have been declared). To permit the 8.40% Preferred Stock to qualify as Tier 1 capital of the Corporation, any such redemption shall be subject to the prior approval of the Board of Governors of the Federal Reserve System.

                 In the event the Corporation shall redeem shares of 8.40% Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of 8.40% Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the 8.40% Preferred Stock so called for redemption shall cease to accrue, and notwithstanding the fact that any certificates for such shares shall not have been surrendered for payment of the redemption price, said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of 8.40% Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of 8.40% Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                 In no event shall the Corporation redeem less than all the outstanding shares of 8.40% Preferred Stock pursuant to the first paragraph of this Section 3 or purchase or otherwise acquire any shares of 8.40% Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of 8.40% Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of 8.40% Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of 8.40% Preferred Stock.

                 4. Shares to be Retired. All shares of 8.40% Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of 8.40% Preferred Stock.

                 5. Conversion or Exchange. The holders of shares of 8.40% Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 6. Voting. The shares of 8.40% Preferred Stock shall not have any voting powers either general or special, except that:

                          If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                          Without the consent of the holders of shares entitled
                 to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                 (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                 7. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the 8.40% Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the 8.40% Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution (whether or not such dividends have been declared). If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 8.40% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 8.40% Preferred Stock are not paid in full, the holders of the 8.40% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the 8.40% Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the 8.40% Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the 8.40% Preferred Stock.

                 8. Limitation on Dividends on Junior Ranking Stock. So long as any 8.40% Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the

         8.40% Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                          A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                          B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."

                                                                      Appendix N


                          CERTIFICATE OF DESIGNATIONS

                                       OF

              ADJUSTABLE RATE CUMULATIVE PREFERRED STOCK, SERIES N

                                       OF

                        THE CHASE MANHATTAN CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


                 THE CHASE MANHATTAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were adopted by the Board of Directors of the Corporation at meetings duly convened and held on August 27, 1995 and October 17, 1995, and by the Preferred Stock Committee of the Board of Directors by unanimous written consent executed on March __, 1996, pursuant to authority conferred upon the Board of Directors by the provisions of the Restated Certificate of Incorporation of the Corporation which authorize the issuance of up to 200,000,000 shares of preferred stock, $1 par value (the "Preferred Stock"), and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by resolutions of the Board of Directors adopted at a meeting duly convened and held on August 27, 1995:

                 1. The Board of Directors on August 27, 1995 adopted the following resolutions authorizing the Preferred Stock Committee of the Board of Directors to act on behalf of the Board of Directors in connection with the issuance of Preferred Stock pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 27, 1995, between The Chase Manhattan Corporation ("Chase") and the Corporation (then named Chemical Banking Corporation), which provided for the merger of Chase with and into the Corporation, with the Corporation continuing as the surviving corporation in the merger under the name "The Chase Manhattan Corporation":

                 "RESOLVED, that it is advisable and in the best interests of the Corporation and its stockholders for the Corporation to enter into the Agreement and Plan of Merger between the Corporation and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), substantially in the form presented to this Meeting (the "Merger Agreement"), pursuant to which, among other things, (i) Chase would merge with and into the Corporation (the "Merger") and, in accordance with the terms and conditions of the Merger Agreement, (ii) each then outstanding share of common stock, par value $2.00 per share, of Chase ("Chase Common Stock"), other than shares which would be cancelled and retired and cease to exist as a result of the Merger, would be converted into 1.04 fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Corporation ("Common Stock"), which shares would, pursuant to the Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the Corporation and Chemical Bank, as Rights Agent, be accompanied by a corresponding number of Chemical Rights (as defined in the Merger Agreement), and (iii) each share (other than shares which would be cancelled and retired and cease to exist as a result of the Merger) of Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase would be converted into one share of a series of preferred stock, par value $1.00 per share, of the Corporation ("Preferred Stock"), as provided for in the Merger Agreement, in each case having terms substantially identical to the terms of the series of preferred stock of Chase being so converted (such Preferred Stock of the Corporation to be so issued being hereinafter referred to as the "Merger Preferred Stock"); and further

                 "RESOLVED, that subject to stockholder approval of the Merger Agreement and to the filing with the Secretary of State of the State of Delaware of the certificates of designations referred to below with respect to each series of Merger Preferred Stock (collectively, the "Certificates of Designations"), the issuance of such shares of Merger Preferred Stock in accordance with the terms of the Merger Agreement be, and it hereby is, authorized and, upon such issuance, such shares of Merger Preferred Stock shall be validly issued, fully paid and nonassessable and free of preemptive rights; and further

                 "RESOLVED, that the maximum number of shares of each series of Merger Preferred Stock authorized to be so issued in connection with the Merger shall be as follows: up to 5,600,000 shares upon conversion of Chase's Preferred Stock, 10-1/2% Series G; up to 4,000,000 shares upon conversion of Chase's Preferred Stock, 9.76% Series H; up to 8,000,000 shares upon conversion of Chase's Preferred Stock, 10.84% Series I; up to 6,000,000 shares upon conversion of Chase's Preferred Stock, 9.08% Series J; up to 6,800,000 shares upon conversion of Chase's Preferred Stock, 8-1/2% Series K; up to 9,600,000 shares upon conversion of Chase's Preferred Stock, 8.32% Series L; up to 6,900,000 shares upon conversion of Chase's Preferred Stock, 8.40% Series M; and up to 9,100,000 shares upon conversion of Chase's Preferred Stock, Adjustable Rate Series N; and further

                 "RESOLVED, that the voting powers, preferences and special rights of each series of Merger Preferred Stock shall be substantially identical to the voting powers, preferences and special rights applicable to, and specified in the certificate of designations with respect to, the respective series of preferred stock of Chase to be converted into such series of Merger Preferred Stock pursuant to the Merger; and further

                 "RESOLVED, that the Preferred Stock Committee of the Board of Directors be, and it hereby is, authorized to approve, within the limits specified in the foregoing resolutions, the form, terms and provisions of each Certificate of Designations and to take such other actions as such committee deems necessary or desirable to effect the issuance of the Merger Preferred Stock in accordance with these resolutions."

                 2. The Board of Directors on October 17, 1995 adopted the following resolutions fixing the voting rights of the Preferred Stock authorized by the preceding resolutions:

                 "RESOLVED, that the Certificate of Designations for each series of preferred stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation to be issued in connection with the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation, upon the conversion of the Preferred Stock, 10-1/2% Series G; Preferred Stock, 9.76% Series H; Preferred Stock, 10.84% Series I; Preferred Stock, 9.08% Series J; Preferred Stock, 8-1/2% Series K; Preferred Stock, 8.32% Series L; Preferred Stock, 8.40% Series M; and Preferred Stock, Adjustable Rate Series N of Chase, shall be modified to provide that the shares of such series shall not have any voting powers either general or special, except that:

                 "If at the time of any annual meeting of the Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock.
         Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                 "Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding."

                 3. The Preferred Stock Committee of the Board of Directors on March __, 1996, pursuant to the authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by Section 3.03 of the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth above, adopted the following resolution:

         "RESOLVED, that pursuant to resolutions of the Board of Directors of the Corporation adopted on August 27, 1995 and October 17, 1995, the issue of up to Nine Million One Hundred Thousand (9,100,000) shares of Adjustable Rate Cumulative Preferred Stock, Series N, $1.00 par value, of the Corporation is hereby authorized, and the designation, preferences and privileges, relative, participating, optional and other special rights, and qualifications, limitations and restrictions of all 9,100,000 shares of this series, in addition to those set forth in the Certificate of Incorporation of the Corporation and, with respect to voting rights, in the resolutions of the Board of Directors of the Corporation adopted on October 17, 1995, are hereby fixed as follows:

                 1. Designation. The designation of such series shall be "Adjustable Rate Cumulative Preferred Stock, Series N" (hereinafter referred to as the "Series N Preferred Stock") and the number of shares constituting such series is Nine Million One Hundred Thousand (9,100,000). Shares of Series N Preferred Stock shall have a stated value of $25.00 per share. The number of authorized shares of Series N Preferred Stock may be reduced by further resolution duly adopted by the Board of Directors of the Corporation or any duly authorized committee thereof and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series N Preferred Stock shall not be increased. The Series N Preferred Stock shall rank on a parity as to dividends and distributions of assets with the series of Preferred Stock, $1.00 par value, of the Corporation designated as "10.96% Preferred Stock", "8-3/8% Preferred Stock", "7.92% Cumulative Preferred Stock", "7.58% Cumulative Preferred Stock", "7-1/2% Cumulative Preferred Stock", "Adjustable Rate Cumulative Preferred Stock, Series L", "10-1/2% Cumulative Preferred Stock", "9.76% Cumulative Preferred Stock", "10.84% Cumulative Preferred Stock", "9.08% Cumulative Preferred Stock", "8-1/2% Cumulative Preferred Stock", "8.32% Cumulative Preferred Stock" and "8.40% Cumulative Preferred Stock".

                 2. Dividends. Dividends shall be payable on the shares of the Series N Preferred Stock, when and as declared by the Board of Directors, for the Initial Dividend Period (as defined below) and each quarterly dividend period (a "Quarterly Dividend Period"; the Initial Dividend Period and each such Quarterly Dividend Period being hereinafter referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1 and October 1 in each year, commencing with the first such date to occur after the effective time of the merger of The Chase Manhattan Corporation ("Chase") with and into the Corporation (the "Effective Time"), and shall end on and include the day next preceding the first day of the next Dividend Period, at a rate per annum of the stated value thereof equal to the Applicable Rate (as defined in Section 3) in respect of such Dividend Period, expressed as a percentage to the nearest ten thousandth of a percentage point. The amount of dividends per share for each Dividend Period shall be computed by dividing the Applicable Rate for such Quarterly Dividend Period by four and applying the resulting rate to the stated value per share of the Series N Preferred Stock. The Initial Dividend Period is the period commencing on the day following the most recent date next preceding the Effective Time on which a dividend was paid on the Preferred Stock, Adjustable Rate Series N, of Chase (the "Chase Adjustable Rate Preferred")(or commencing on the date of the Effective Time if such date was such a dividend payment date) and shall end on and include the date next preceding the first day of the next Quarterly Dividend Period; provided, however, that in the event the Effective Time shall occur after the record date for the payment of a regular quarterly dividend on the Chase Adjustable Rate Preferred but prior to the payment date for such dividend, then the Initial Dividend Period shall be the first Quarterly Dividend Period as described in the preceding sentence. Dividends shall be cumulative from the date on which the Initial Dividend Period commences and shall be payable, when and as declared by the Board of Directors, on the last day of March, June, September and December of each year, commencing with the last day of the Initial Dividend Period. Each such dividend shall be paid to the holders of record of shares of Series N Preferred Stock as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board of Directors of the Corporation. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any quarterly dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation. In the event that there shall be outstanding shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series N Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series N Preferred Stock or such other series of Preferred Stock, shall make payments ratably upon all outstanding shares of Series N Preferred Stock and such other series of Preferred Stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series N Preferred Stock and such other series of Preferred Stock to the date of such dividend payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments which may be in arrears. Dividends payable on the Series N Preferred Stock for any period which is less than a full Quarterly Dividend Period shall be computed on the basis of a 360 day year consisting of twelve 30-day months.

                 3.  Definition of Applicable Rate, etc.

                 Except as provided below in this paragraph, the "Applicable Rate" for the Initial Dividend Period (if it commences prior to the date of the Effective Time) shall be the Applicable Rate of the Chase Adjustable Rate Preferred immediately prior to the Effective Time, and for any Quarterly Dividend Period (including the Initial Dividend Period if it commences on or after the date of the Effective Time) will be equal to 85% of the Effective Rate (as hereinafter defined). The "Effective Rate" for any Quarterly Dividend Period will be equal to the highest of the Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason:

                    (i) any one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate cannot be determined for any Quarterly Dividend Period, then the Effective Rate for such Quarterly Dividend Period will be equal to the higher of whichever two of such Rates can be so determined;

                    (ii) only one of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Effective Rate for such Quarterly Dividend Period will be equal to whichever such Rate can be so determined; or

                   (iii) none of the Treasury Bill Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate can be determined for any Quarterly Dividend Period, then the Effective Rate for the preceding dividend period will be continued for such Quarterly Dividend Period.

         Anything herein to the contrary notwithstanding, the Applicable Rate for any Quarterly Dividend Period shall in no event be less than 4.50% per annum or greater than 10.50% per annum.

                 Except as described below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period (as hereinafter defined)) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board (as hereinafter defined) during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on the Series N Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate is published during the relevant Calendar Period) for all of the U.S. Treasury bills then having remaining maturities of not less than 80 or more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board does not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a remaining maturity of not less than 80 nor more than 100 days, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 Except as described below in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as hereinafter defined) (or the one weekly per annum Ten Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on the Series N Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten
         Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities (as hereinafter defined)) then having remaining maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal
         Reserve Board does not publish such yields, by any Federal Reserve
         Bank or by any U.S. Government
         department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 Except as described below in this paragraph, the "Thirty Year Constant Maturity Rate" for each Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (as hereinafter defined) (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period immediately preceding the last ten calendar days preceding the Quarterly Dividend Period for which the dividend rate on the Series N Preferred Stock is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such yield is published during the relevant Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Thirty Year Average Yield is not published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield is published during the relevant Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having remaining maturities of not less than twenty-eight nor more than thirty years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal
         Reserve Board does not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Thirty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Thirty Year Constant Maturity Rate for such Quarterly Dividend Period will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than twenty-eight nor more than thirty years from the date of each such quotation, as chosen and quoted daily for each business day in New York City (or less frequently if daily quotations are not generally available) to the Corporation by at least three recognized dealers in U.S. Government securities selected by the Corporation.

                 The Treasury Bill Rate, the Ten Year Constant Maturity Rate and the Thirty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percent.

                 The Applicable Rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described above. The Corporation will cause each Applicable Rate to be published in a newspaper of general circulation in New York City before the commencement of the Quarterly Dividend Period to which it applies and will cause notice of such Applicable Rate to be enclosed with the dividend payment checks next mailed to the holders of Series N Preferred Stock.

                 For purposes of this Section,

                    (i) "Calendar Period" means a period of fourteen calendar days;

                    (ii) "Federal Reserve Board" means the Board of Governors of the Federal Reserve System;

                   (iii) "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount;

                    (iv) "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

                    (v) "Thirty Year Average Yield" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of thirty years).

                 4. Redemption. On or after June 30, 1999, the Corporation, at its option, may redeem shares of the Series N Preferred Stock, as a whole or in part, at any time or from time to time at a redemption price of $25 per share plus an amount equal to the accrued and unpaid dividends thereon to the date fixed for redemption (whether or not such dividends have been declared). To permit the Series N Preferred Stock to qualify as Tier 1 capital of the Corporation, any such redemption shall be subject to the prior approval of the Board of Governors of the Federal Reserve System.

                 In the event the Corporation shall redeem shares of Series N Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state:
         (1) the redemption date; (2) the number of shares of Series N Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (5) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of the Series N Preferred Stock so called for redemption shall cease to accrue, and notwithstanding the fact that any certificates for such shares shall not have been surrendered for payment of the redemption price, said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If less than all the outstanding shares of Series N Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series N Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable.

                 In no event shall the Corporation redeem less than all the outstanding shares of Series N Preferred Stock pursuant to the first paragraph of this Section 4 or purchase or otherwise acquire any shares of Series N Preferred Stock unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series N Preferred Stock for all past Dividend Periods; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Series N Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series N Preferred Stock.

                 5. Shares to be Retired. All shares of Series N Preferred Stock redeemed or purchased by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of Series N Preferred Stock.

                 6. Conversion or Exchange. The holders of shares of Series N Preferred Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                 7. Voting. The shares of Series N Preferred Stock shall not have any voting powers either general or special, except that:

                          If at the time of any annual meeting of the
                 Corporation's stockholders for the election of directors there is a default in preference dividends on the Preferred Stock, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series (whether or not the holders of such series of Preferred Stock would be entitled to vote for the election of directors if such default in preference dividends did not exist), shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, par value $1.00 per share, of the Corporation, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the Corporation's stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding dividend period; and

                          Without the consent of the holders of shares entitled
                 to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting as a class without regard to series, the holders of shares of this series being entitled to cast one vote per share thereon, the Corporation may not: (a) create any class or series of stock which shall have preference as to dividends or distribution of assets over any outstanding series of the Preferred Stock other than a series which shall not have any right to object to such creation or
                 (b) alter or change the provisions of the Corporation's Certificate of Incorporation, as amended, so as to adversely affect the voting power, preferences or special rights of the holders of Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the voting power, preferences or special rights of one or more, but not all, series of Preferred Stock at the time outstanding, consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class, shall be required in lieu of the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock at the time outstanding.

                 8. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series N Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of Common Stock or of any other shares of stock of the Corporation ranking as to such a distribution junior to the Series N Preferred Stock, an amount equal to $25 per share plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for payment of such distribution (whether or not such dividends have been declared). If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Series N Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series N Preferred Stock are not paid in full, the holders of the Series N Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series N Preferred Stock of the full preferential amounts provided for in this Section 8, the holders of the Series N Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation. The consolidation or merger of the Corporation with or into any other corporation, or the sale of substantially all the assets of the Corporation in consideration for the issuance of equity securities of another corporation, shall not be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 8, but only if such consolidation, merger or sale of assets shall not in any way impair the voting power, preferences or special rights of the Series N Preferred Stock.

                 9. Limitation on Dividends on Junior Ranking Stock. So long as any Series N Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series N Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking or other analogous fund for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless all of the conditions set forth in the following subsections A and B shall exist at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                 A. Full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Preferred Stock other than Junior Stock.

                 B. The Corporation shall not be in default or in arrears with respect to any sinking or other analogous fund or any call for tenders obligation or other agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock."